                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           _________________________


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 6, 2001
                          --------------------------
                                Date of Report
                       (Date of Earliest Event Reported)

                           ONYX SOFTWARE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         Washington                     0-25361                   91-1629814
----------------------------     ---------------------       -------------------
(State or Other Jurisdiction     (Commission File No.)          (IRS Employer
     of Incorporation)                                       Identification No.)

 3180-139/th/ Avenue SE, Suite 500, Bellevue, Washington         98005-4091
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                 (Zip Code)

                                (425) 451-8060
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                     None
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     Certain material contracts that Onyx has recently entered into and an updated list of Onyx's subsidiaries are attached as exhibits.

Item 7.  Financial Statements, Pro Forma Information and Exhibits

(c)  Exhibits

10.1 Onyx Software Corporation 2001 Nonofficer Employee Stock Compensation Plan

10.2 Employment Agreement, dated January 5, 2001, between Onyx and Kevin
     Corcoran

10.3 Stock Option Agreement, dated January 5, 2001, between Onyx and Kevin Corcoran

10.4 Stock Option Agreement, dated January 5, 2001, between Onyx and Kevin Corcoran

10.5 Common Stock Purchase Agreement, dated November 20, 2000, by and among Onyx, Elmore Family Investments LP and Elmore Living Trust

10.6 Loan and Security Agreement, dated November 8, 2000, by and among Onyx, Silicon Valley Bank and Comerica Bank-California

10.7 Intellectual Property Security Agreement, dated November 8, 2000, between Onyx and Silicon Valley Bank

10.8 Second Amendment to Lease, dated August 6, 2000, between Onyx and Bellevue Hines Development, L.L.C.

21.1 Subsidiaries of Onyx

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Onyx has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONYX SOFTWARE CORPORATION


Dated:  February 6, 2001                By: /s/ Amy E. Kelleran
                                           -------------------------------------
                                                Amy E. Kelleran

                                                Interim Chief Financial Officer
                                                and Assistant Secretary

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                                 EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

    10.1 Onyx Software Corporation 2001 Nonofficer Employee Stock Compensation Plan
    10.2 Employment Agreement, dated January 5, 2001, between Onyx and Kevin Corcoran
    10.3 Stock Option Agreement, dated January 5, 2001, between Onyx and Kevin Corcoran
    10.4 Stock Option Agreement, dated January 5, 2001, between Onyx and Kevin Corcoran
    10.5 Common Stock Purchase Agreement, dated November 20, 2000, by and among Onyx, Elmore Family Investments LP and Elmore Living Trust
    10.6 Loan and Security Agreement, dated November 8, 2000, by and among Onyx, Silicon Valley Bank and Comerica Bank-California
    10.7 Intellectual Property Security Agreement, dated November 8, 2000, between Onyx and Silicon Valley Bank
    10.8 Second Amendment to Lease, dated August 6, 2000, between Onyx and Bellevue Hines Development, L.L.C.
    21.1            Subsidiaries of Onyx